LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Supplement dated November 16, 2011 to the Loomis Sayles Limited Term Government and Agency Fund’s (the “Fund”) Class A, B and C Prospectus and Class Y Prospectus, each dated February 1, 2011, as may be revised and supplemented from time to time.

Effective immediately, the second paragraph of “Principal Investment Strategies” within the sub-section “Investments, Risks and Performance” in the section “Fund Summary” is hereby replaced with the following with regard to the Fund:

The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that will provide the Fund with an average credit quality equal to the credit rating of the U.S. Government’s long-term debt and an effective portfolio duration range of two to four years (although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change). In determining credit quality, the Adviser will look to the highest credit rating assigned by Standard & Poor’s Ratings Group (“S&P”), Fitch Investor Services, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”).

Effective immediately, the fourth paragraph of “Principal Investment Strategies” within the sub-section “Investments, Risks and Performance” in the section “Fund Summary” is hereby replaced with the following with regard to the Fund:

In connection with its principal investment strategies, the Fund may also invest in investment-grade corporate notes and bonds, zero-coupon bonds, Rule 144A securities, structured notes, foreign bonds denominated in U.S. dollars and related foreign currency transactions, asset-backed securities, mortgage-related securities including mortgage dollar rolls, futures, swaps (including credit default swaps) and other derivatives. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.

Effective immediately in the Class A, B and C Prospectus, the following sentence is added under the bar chart in the sub-section “Risk/Return Bar Chart and Table” within the section “Investments, Risks and Performance” with regard to the Fund:

The Fund’s Class A shares total return year to date as of September 30, 2011 was 1.64%.

Effective immediately in the Class Y Prospectus, the following sentence is added under the bar chart in the sub-section “Risk/Return Bar Chart and Table” within the section “Investments, Risks and Performance” with regard to the Fund:

The Fund’s Class Y shares total return year to date as of September 30, 2011 was 1.83%.

Effective immediately, the first bullet point under the second paragraph of the section “Principal Investment Strategies” within the section “More Information About the Funds” is hereby replaced with the following with regard to the Fund:

• Average credit quality equal to the highest rating (as determined by S&P, Moody’s or Fitch) of the U.S. Government’s long-term debt.

Effective immediately, the first bullet point under the fourth paragraph of the section “Principal Investment Strategies” within the section “More Information About the Funds” is hereby replaced with the following with regard to the Fund:

• Invest in investment-grade corporate notes and bonds.

Effective immediately, the fourth bullet point under the fourth paragraph of the section “Principal Investment Strategies” within the section “More Information About the Funds” is hereby replaced with the following with regard to the Fund:

• Invest in asset-backed securities and mortgage-related securities, including mortgage dollar rolls.

Effective immediately, the following bullet point is added under “Glossary of Terms:”

Average Credit Quality – Loomis Sayles determines average credit quality in good faith and in accordance with its established policies. Loomis Sayles may determine average credit quality differently than other funds and advisers, and therefore comparisons of average credit quality may not always be appropriate. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied.